UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 12, 2014
GRAHAM HOLDINGS COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-6714	53-0182885
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 North 17th Street, Arlington, Virginia		22209
(Address of principal executive offices)		(Zip Code)
(703) 345-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

Item 5.02(d) Election of Directors

On November 12, 2014, Timothy O’Shaughnessy was elected to the Board of Directors of Graham Holdings Company (the “Company”). The Company has not yet determined whether Tim O'Shaughnessy will be a member of any committee of the Board of DIrectors.

Tim O’Shaughnessy is married to Laura O’Shaughnessy, who is employed full time as President and Chief Executive Officer of Social Code, LLC, a subsidiary of the Company. The information contained under the heading “Transactions With Related Persons, Promoters and Certain Control Persons” relating to compensation paid to Laura O’Shaughnessy in the definitive Proxy Statement for the Company’s 2014 Annual Meeting of Stockholders is incorporated herein by reference thereto.

Section 8 - Other Events

Item 8.01 Other Events

On November 13, 2014, Graham Holdings Company issued the press release attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Item 9.01(d) Exhibits

Exhibit No.            Description

99.1                Press Release dated November 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graham Holdings Company (Registrant)
Date November 13, 2014	/s/ Veronica Dillon
(Signature) Veronica Dillon Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.        Description

Exhibit 99.1    Press Release dated November 13, 2014